UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2019

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
6.25% Subordinated Debentures due 2056	WALA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure

Western Alliance Bancorporation (the “Company”) intends to discuss the information contained in the presentation attached hereto as Exhibit 99.1 and incorporated by reference herein at investor conferences throughout the fourth quarter of 2019. To the extent updates are made to this presentation, these updates will be made available on the Company's investor relations page of its website at www.westernalliancebancorporation.com.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

ITEM 8.01. OTHER EVENTS.

Quarterly Dividend.

At the meeting of the Board of Directors (the “Board”) of the Company held on October 29, 2019 (the “Meeting”), the Board declared a quarterly cash dividend of $0.25 per share of common stock. The dividend will be payable November 29, 2019 to shareholders of record as of November 15, 2019.

Share Repurchase.

Additionally, at the Meeting, the Board adopted a new Company common stock repurchase program (the “2020 Repurchase Program”), pursuant to which the Company is authorized to repurchase up to $250 million of the Company’s shares of common stock.  The 2020 Repurchase Program is set to go into effect immediately following the expiration of the Company’s current stock repurchase program on December 31, 2019. In connection with the 2020 Repurchase Program, the Company intends to continue using Rule 10b5-1 repurchase plans (the “Plan(s)”) as necessary and appropriate to carry out the 2020 Repurchase Program, although no Plan is currently in effect.  Repurchases under any Company Plan will be administered through an independent broker and will be subject to SEC regulations as well as certain price, market volume and timing constraints specified in any such Plan. The 2020 Repurchase Program expires on December 31, 2020 and does not require the Company to purchase any particular number of shares.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Executive Vice President and
Chief Financial Officer

Date:	October 29, 2019